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                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported): June 29, 2007

                                    EDISON INTERNATIONAL
                   (Exact name of registrant as specified in its charter)

          CALIFORNIA               001-9936                  95-4137452
 (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)         File Number)            Identification No.)

                                  2244 Walnut Grove Avenue
                                       (P.O. Box 800)
                                 Rosemead, California 91770
                (Address of principal executive offices, including zip code)

                                        626-302-2222
                    (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

      This current report and its exhibit may include forward-looking statements.  Edison
International based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances.  Forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison
International and its subsidiaries.  Edison International has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise.  This current report should be read with Edison International's
Annual Report on Form 10-K for the year ended December 31, 2006 and subsequent Quarterly
Reports on Form 10-Q.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

      On June 29, 2007, the Boards of Directors of Edison International and Southern
California Edison Company ("SCE") elected W. Brett White to serve as a Director of Edison
International and of SCE.  Mr. White has joined the Boards as an independent Director and was also appointed to serve on the Boards' Compensation and Executive Personnel Committees
until the next election of Directors at the Edison International and SCE 2008 Joint Annual
Meeting of Shareholders.

      Edison International has issued a press release announcing the election of Mr.
White to the Boards.  A copy of the press release is attached as Exhibit 99.1 hereto.

      There is no arrangement or understanding between Mr. White and any other person pursuant to which he was elected as a Director.  In connection with his service, Mr.
White will be compensated as a non-employee Director.  Mr. White does not have any relationship or related transaction with Edison International or SCE that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(c)     Exhibits

        See the Exhibit Index below.

                                         SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EDISON INTERNATIONAL
                                               (Registrant)

                                        /s/ Linda G. Sullivan
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                                        Linda G. Sullivan
                                        Vice President and Controller

Date:  July 2, 2007

                                       EXHIBIT INDEX

Exhibit No.          Description

99.1                 Edison International's Press Release, dated July 2, 2007.